SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 23, 2003
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                        (Date of earliest event reported)


                             Abington Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Massachusetts                                0-16018                  04-3334127
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(State or other jurisdiction         (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



97 Libbey Parkway, Weymouth, Massachusetts                              02189
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(Address of principal executive offices)                             (Zip Code)


                                 (781) 682-6400
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              (Registrant's telephone number, including area code)


                                 Not applicable
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   (Former name, former address and former fiscal year, if changed since last report)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibit 99.1 Press Release dated October 23, 2003.


Item 12. Results of Operations and Financial Condition.
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         On October 23, 2003, Abington Bancorp, Inc. (the "Company") issued a press release announcing the Company's results of operations for the quarter ended September 30, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ABINGTON BANCORP, INC.


Date:  October 23, 2003     By:    /s/ James K. Hunt
                                 -----------------------------------------------
                                 Name:      James K. Hunt
                                 Title:     Chief Financial Officer & Treasurer